UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 13, 2004

Digimarc Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28317	94-3342784
(Commission File Number)	(IRS Employer Identification No.)

19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 885-9699

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On September 13, 2004, Digimarc Corporation (the “Company”) announced via press release that it is reviewing certain accounting practices and previously reported financial statements as a result of possible errors discovered by management of the Company in the accounting for software development costs and project capitalization at its Digimarc ID Systems business unit.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 13, 2004, the Company announced via press release that it is reviewing certain accounting practices and previously reported financial statements as a result of possible errors discovered by management of the Company in the accounting for software development costs and project capitalization at its Digimarc ID Systems business unit.

Management currently believes that restatement of its results for the first two quarters of 2004 and for the full year of 2003 is likely to be required.  Accordingly, the Company’s previously reported financial statements for full fiscal year 2003 and the first two quarters of 2004 should no longer be relied upon until such time as the Company completes its review.  The Company has not yet reached a conclusion as to whether the impact on quarterly periods within 2003 and periods prior to 2003 will warrant a restatement of the financial statements for those periods.  As soon as practicable following the completion of its review, the Company intends to announce its final conclusions regarding these accounting issues and, if necessary, file any amendments to its previous filings with the Securities and Exchange Commission that may be required.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Management of the Company reached its conclusion regarding non-reliance on the Company’s previously issued financial statements in consultation with the Company’s audit committee at a meeting of that committee on September 13, 2004.

The Company and its audit committee have notified, and engaged in initial discussions with, the Company’s independent auditors regarding the foregoing matters but no conclusions have yet been reached.  The Company is working closely with the Company’s auditors to address these matters.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated September 13, 2004, regarding certain accounting practices and previously reported financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: September 13, 2004	By:	/S/ MICHAEL MCCONNELL
Michael McConnell
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated September 13, 2004, regarding certain accounting practices and previously reported financial statements.